Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Michael K. Handley, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)the Annual Report on Form 10-K/A of Marizyme Incorporated for the fiscal year ended December 31, 2017, as amended (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of GBS Enterprises Incorporated.

Date: November 28, 2018

/s/ Michael K. Handley

Michael K. Handley

Chief Financial Officer

(Principal Executive Officer)

(Principal Financial Officer)